UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2026

Nuburu, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39489	85-1288435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Cook Street Suite 100
Denver, Colorado		80206
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 780-7389

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BURU	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

Reasons for the Reverse Stock Split

Trading of the common stock, par value $0.0001 per share (“Common Stock”), of Nuburu, Inc. (the “Company”) was halted by NYSE American on February 13, 2026, because the trading price dropped below NYSE American’s Minimum Trading Price of $0.10. The Company implemented a 1-for-4.99 reverse stock split (the “Reverse Stock Split”) on February 27, 2026 in order to return to compliance with the Minimum Trading Price requirement.

Following the resumption of trading on March 2, 2026 on a split-adjusted basis, if the Company’s Common Stock were to trade below $0.10, trading in the Common Stock would be halted, and the Company’s Common Stock would be delisted by NYSE American. The Company cannot provide assurance that such increase in trading above $0.10 will occur or that, if such increase does occur, it will be sustained.

Effects of the Reverse Stock Split

Effective Date; Symbol; CUSIP Number

The Reverse Stock Split was effective on February 27, 2026 (the “Effective Date”) at 5:00 p.m. E.T. and the Common Stock will begin trading on a split-adjusted basis at the commencement of trading on March 2, 2026 under the Company’s existing trading symbol “BURU.” The Common Stock is assigned a new CUSIP number, 67021W 400, in connection with the Reverse Stock Split.

Split Adjustment; Treatment of Fractional Shares

On February 27, 2026 prior to the Reverse Stock Split, the Company had approximately 609,081,058 shares of Common Stock outstanding. After the Reverse Stock Split, the Company has approximately 122,060,332 shares of Common Stock outstanding. On the Effective Date, the total number of shares of Common Stock were exchanged for the number of shares of Common Stock equal to (i) the number of issued and outstanding shares of Common Stock immediately prior to the Reverse Stock Split, divided by (ii) 4.99, with such resulting number of shares rounded up to the nearest whole share. No fractional shares are being issued in connection with the Reverse Stock Split. Also on the Effective Date, all equity awards outstanding immediately prior to the Reverse Stock Split are being adjusted to reflect the Reverse Stock Split.

Delaware State Filing

The Company filed a Certificate of Amendment (the “Certificate”) with the Secretary of State of the State of Delaware to effect the Reverse Stock Split effective as of the Effective Date. The foregoing description of the Certificate is not complete and is qualified in its entirety by reference to the full text of the Certificate, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Capitalization

The Company is authorized to issue 900,000,000 shares of Common Stock and 50,000,000 shares of the Company’s preferred stock, $0.0001 par value per share (“Preferred Stock”). There has been no change to the number of authorized shares of capital stock of the Company. The Reverse Stock Split has no effect on the par value of the Common Stock or the Preferred Stock.

Immediately after the Reverse Stock Split, each stockholder’s percentage ownership interest in the Company and proportional voting power remains unchanged, except for minor changes and adjustments that will result from the treatment of fractional shares. The rights and privileges of the holders of shares of Common Stock are unaffected by the Reverse Stock Split.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 is hereby incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1*	Certificate of Amendment, dated February 25, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL document).

* Filed herewith

Forward-Looking Statements

This Current Report contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this Current Report may be forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “seek,” “targets,” “projects,” “could,” “would,” “continue,” “forecast,” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts, and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Many factors may cause the Company's actual results to differ materially from current expectations, including but not limited to: (1) the Company’s ability to successfully effect the Reverse Stock Split, realize the anticipated benefits of the Reverse Stock Split and meet NYSE American listing standards; (2) the impact of the loss of the Company’s patent portfolio through foreclosure; (3) failure to achieve expectations regarding business development and the Company’s acquisition strategy; (4) the inability to access sufficient capital to operate; (5) the inability to realize the anticipated benefits of acquisitions; (6) changes in applicable laws or regulations; (7) adverse economic, business, or competitive factors; (8) financial market volatility due to geopolitical and economic factors; and (9) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s most recent periodic report on Form 10-K or Form 10-Q and other documents filed with the SEC from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company does not give any assurance that it will achieve its expected results. The Company assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUBURU, INC.

Date:	February 27, 2026	By:	/s/ Alessandro Zamboni
Name: Alessandro Zamboni Title: Executive Chairman and Co-Chief Executive Officer